5. STOCK OPTIONS	6 Months Ended
Jun. 30, 2015
Notes to Financial Statements
5. STOCK OPTIONS

Under the Company’s 1995 Stock Plan (the “Plan”), as of June 30, 2015, a total of 10,955,941 shares of common stock were subject to outstanding options and 2,299,678 shares remained available for issuance. The Plan allows the issuance of incentive stock options, nonqualified stock options, and stock purchase rights. The exercise price of options is determined by the Company’s board of directors, but incentive stock options must be granted at an exercise price equal to the fair market value of the Company’s common stock as of the grant date. Options historically granted have generally become exercisable over four years and expire ten years from the date of grant.

A summary of the Company’s activity under the Plan as of June 30, 2015 and changes during the six months then ended is as follows:

	Shares	Weighted average exercise price	Weighted average remaining contractual (years)
Outstanding, January 1, 2015	6,940,395	$0.66	6.97
Granted	4,214,000	0.12
Exercised / Expired	(198,854)	0.49
Outstanding, June 30, 2015	10,955,541	$0.45	6.95

Vested and exercisable, June 30, 2015	9,049,438	$0.48	6.45

The Company estimates the fair value of stock options using a Black-Scholes valuation model. Key input assumptions used to estimate the fair value of stock options include the expected term, expected volatility of the Company’s common stock, the risk free interest rate, option forfeiture rates, and dividends, if any. The expected term of the options is based upon the historical term until exercise or expiration of all granted options. The expected volatility is derived from the historical volatility of the Company’s stock on the OTCBB market for a period that matches the expected term of the option. The risk-free interest rate is the constant maturity rate published by the U.S. Federal Reserve Board that corresponds to the expected term of the option.